Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 to Quarterly Report of TrackSoft Systems, Inc., (the “Company”) on Form 10-Q for the period ended November 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Jorge Olson, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 15, 2012

/s/ Jorge Olson
Jorge Olson President and Chief Financial Officer